                                                                   Exhibit 10.65

                                 LOAN AGREEMENT


                                     between


                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                                       and


                            STARWOOD HOTELS & RESORTS

                      ------------------------------------

                          Dated as of February 23, 1998

                      ------------------------------------

                                 $3,282,000,000

                  LOAN AGREEMENT, dated as of February 23, 1998, between STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Borrower"), and STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust (the "Lender").


                             W I T N E S S E T H :

                  WHEREAS, the Borrower and the Lender are among the parties to that certain Agreement and Plan of Merger, dated as of October 19, 1997 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Merger Agreement");

                  WHEREAS, in connection with the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, the Lender has agreed to advance the loan to the Borrower and, along with SLT Realty Limited Partnership, a Delaware limited partnership (SLT"), to guaranty the repayment of any indebtedness of the Borrower to third parties on the terms provided for herein.

                  NOW, THEREFORE, the parties hereto have agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

                  "Affiliate" means, to any Person, any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person and includes each executive officer, director, trustee, limited liability company manager or general partner of such Person, and each Person who is the beneficial owner of 10% or more of any class of voting stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

                  "Closing Date" means the date on which all conditions precedent to the Loan set forth in Article IV shall have been satisfied and the Loan is made.

                  "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

                  "Default Rate" has the meaning specified in Section 2.5(b).

                  "Event of Default" has the meaning specified in Article VII.

                  "Final Maturity Date" means February 23, 2005.

                  "Governmental Authority" means any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal or public utility.

                  "Guaranties" means those certain guaranties dated as of the date hereof made by each of the Owners of hotels in New York and Florida.

                  "Indebtedness" of any Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations secured by liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person and (d) obligations which are evidenced by notes, acceptances or other instruments.

                  "Interest Rate" means the rate of 8.5% per annum.

                  "Laws" means collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction, and all directions, requirements, orders and notices of violation of any governmental or quasi-governmental agency, body or office having or asserting jurisdiction over Borrower, the properties identified on Exhibit A attached hereto or both, as the same may be amended, modified or supplemented from time to time.

                  "Loan" has the meaning specified in Section 2.1(b).

                  "Loan Documents" shall mean this Loan Agreement, the Note, the Mortgages, the Guaranties, the Subordination Agreement and any other documents, agreements or instruments now or hereafter executed which evidence, secure or otherwise relate to the Loan.


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                  "Merger Agreement" has the meaning specified in the Recitals to this Agreement.

                  "Mortgages" means the Mortgage (or Deed of Trust), Security Agreement and Financing Statement in favor of the Lender dated as of the date hereof encumbering each of the properties identified on Exhibit A attached hereto and made a part hereof.

                  "Note" has the meaning specified in Section 2.1(a).

                  "Obligations" means the Loan and all other advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Lender, any Affiliate of the Lender or any Indemnitee, of every type and description, present or future, arising under this Agreement or the Note, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum then payable by the Borrower under this Agreement or the Note.

                  "Owners" means the Persons holding fee simple title to the real property identified on Exhibit A attached hereto.

                  "Person" means an individual, partnership, corporation (including, without limitation, a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a governmental authority.

                  "Principal Balance" means the outstanding principal balance of the Note from time to time.

                  "Stock Purchase Agreement" means that certain Stock Purchase Agreement dated as of the date hereof between the Borrower and the Lender.

                  "Subordination Agreement" means that certain Subordination and Intercreditor Agreement dated as of the date hereof to which the Borrower and the Lender are parties.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or by any change in the interpretation or application thereof by a Governmental Authority, but excluding such taxes as are imposed on or measured by the Lender's income.


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                                   ARTICLE II

                           AMOUNT AND TERM OF THE LOAN

                  2.1. The Note; The Loan. (a) The Borrower's obligation to pay the principal of, and interest on, the Loan shall be evidenced by a promissory note, in the form attached hereto as Exhibit B, dated the date hereof and made by the Borrower payable to the order of the Lender in a stated principal amount equal to the amount of the Loan (as the same may be amended, modified, supplemented, extended or consolidated, the "Note").

                  (b) On the terms and subject to the conditions contained in this Agreement, the Lender agrees to make to the Borrower a loan in the maximum principal amount of $3,282,000,000 (the "Loan").

                  2.2. Advances. The Lender will, on the Closing Date, advance the sum of $2,699,467,038.25 to the Borrower. Subject to the requirements set forth in Section 9.05(viii)(III) of the Credit Agreement (as defined in the Subordination Agreement), the Lender will make further advances of the Loan to the Borrower from time to time upon the Borrower's request, provided that in no event shall the aggregate amount of all advances exceed $3,282,000,000.

                  2.3. Repayment. The Borrower shall repay the entire Principal Balance on the Final Maturity Date.

                  2.4. Prepayments. (a) The Borrower shall have no right to prepay the Principal Balance other than as provided in this Section 2.4.

                  (b) The Borrower may, upon at least two (2) Business Days' prior notice (which may be by telephone, provided that confirmation in writing is received within one (1) Business Day after such telephonic notice) to the Lender, stating the proposed date and aggregate principal amount of the prepayment, prepay Principal Balance in whole or ratably in part, without premium or penalty, together with accrued interest to the date of such prepayment on the principal amount prepaid. Upon the giving of such notice of prepayment, the principal amount of the Loan specified to be prepaid shall become due and payable on the date specified for such prepayment.

                  2.5. Interest. (a) The Borrower shall pay interest on the Principal Balance until the Principal Balance and all Obligations shall be paid in full, at the Interest Rate.

                  (b) Unless prohibited by the terms of the Subordination Agreement, any overdue amount payable hereunder shall bear interest from the date due, until the date paid in full, at a rate per annum (calculated for the actual number of days elapsed


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
on the basis of a 365-day year) equal to, on a daily basis, 1% plus the Interest Rate (the "Default Rate"), provided, however, that such interest rate shall in no event exceed the maximum interest rate which the Borrower may by law pay.

                  2.6. Increased Costs. If due to (a) the introduction of or any change in or in the interpretation of any law or regulation, (b) compliance by the Lender with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or (c) payment by the Lender of Taxes, there shall be any increase in the cost to the Lender of funding or maintaining the Loan, then the Borrower shall from time to time, upon demand by the Lender, pay to the Lender additional amounts sufficient to compensate the Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  2.7. Payments and Computations. (a) The Borrower shall pay to Lender at its address referred to opposite its signature to this Agreement not later than 11:00 A.M. (New York City time) on the first (1st) day of each calendar month after the date hereof, in immediately available funds without set-off or counterclaim, all interest accrued under the Note during the immediately prior calendar month; provided, however, in the event the Borrower gives telephonic notice to the Lender by 11:00 AM (New York City time) on the day when due that a payment has been made by wire transfer of immediately available funds, such payment may be received by the Lender not later than 2:00 PM (New York City time) on the same day. Payment received by the Lender after 11:00 A.M. (New York City time) or after 2:00 P.M. (New York City time), if the Borrower has given the Lender the notice required above, shall be deemed to be received on the next Business Day.

                  (b) All computations of interest and fees shall be made by the Lender on the basis of the actual number of days elapsed in a 365-day year.

                  (c) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.


                                   ARTICLE III

                                   GUARANTIES

                  3.1. Guaranties. Subject to the terms and conditions set forth in this Agreement and in the Subordination Agreement, the Lender hereby agrees to issue and to cause SLT and certain Affiliates of the Lender and SLT to issue for the account of the Borrower and certain of the Borrower's Affiliates one or more guaranties of indebtedness of


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the Borrower and certain of the Borrower's Affiliates other than this Loan, subject to the following provisions:

                  (a) Conditions. The obligation of the Lender and SLT to issue a guaranty is subject to the satisfaction in full of the following conditions:

                  (i) the proposed guaranty must be permitted under the terms of the Credit Agreement and comply with the terms and conditions of the Subordination Agreement;

                  (ii) the Borrower shall have executed and/or delivered to the Lender and SLT such documents and materials as may be reasonably required by the Lender and SLT in connection with the guaranty; and

                  (iii) the terms of the proposed guaranty shall be satisfactory to the Lender and SLT in their sole discretion and in no event shall be inconsistent with or put at risk the Lender's status as a real estate investment trust.

                  (b) Issuance of Guaranty. (i) The Borrower shall give the Lender and SLT written notice that it needs the Lender and SLT to issue a guaranty not later than the twentieth (20th) Business Day preceding the requested date for issuance thereof under this Agreement, or such shorter notice as may be acceptable to the Lender and SLT. Such notice shall specify (A) the amount that the guaranty requested is to cover, (B) the effective date (which shall be a Business Day) of such guaranty, (C) the date or conditions upon which such guaranty is to terminate (which shall be no later than the Business Day immediately preceding the scheduled Final Maturity Date), (D) the Person(s) for whose benefit such guaranty is to be issued, and (E) other relevant terms of such guaranty.

                  (c) Reimbursement Obligations:

                  (A) subject to the terms of the Credit Agreement and the Subordination Agreement and to the same limits on subrogation and subordination as provided in the relevant guaranty, the Borrower shall reimburse the Lender and SLT, as applicable, for any and all amounts paid and expenses incurred under or in connection with any guaranty (the "Reimbursement Obligations") no later than the date (the "Reimbursement Date") which is three (3) Business Days after the Borrower receives written notice from the Lender and SLT that payment has been made under a guaranty by the Lender and SLT; and

                  (B) all Reimbursement Obligations with respect to any guaranty shall bear interest at the Interest Rate from the date of the relevant payment under such guaranty until the Reimbursement Date. If any Reimbursement Obligations are not paid by the Reimbursement Date, the outstanding amounts shall bear interest at the Default Rate from the Reimbursement Date until the date paid.


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
                  (C) No action taken or omitted in good faith by the Lender or SLT under or in connection with any guaranty shall put such party under any resulting liability to the Borrower.

                  (d) Payment of Reimbursement Obligations. Subject to the terms of the Credit Agreement and the Subordination Agreement, the Borrower unconditionally agrees to pay to each of the Lender and SLT the amount of all Reimbursement Obligations, interest and other amounts payable to the Lender and SLT under or in connection with the guaranties when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against the Lender, SLT or any other Person.

                  (e) Charges. Commencing April 1, 1998, the Borrower shall pay to the SLT on the first day of each calendar quarter, an amount equal to one-quarter (1/4) of one percent (0.25%) per annum, payable quarterly on the average amount guaranteed by the Lender and SLT for the immediately prior calendar quarter, as consideration for the issuance, administration, amendment and payment or cancellation of any guaranties. SLT shall pay the Lender an equitable portion of such amount.

                  (f) Indemnification; Exoneration. (i) In addition to all other amounts payable to the Lender and SLT, the Borrower hereby agrees to defend, indemnify, and save each of the Lender and SLT harmless from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), costs, charges and expenses (including reasonable attorneys' fees) which the Lender or SLT may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any guaranty other than as a result of the gross negligence or willful misconduct of the Lender or SLT, as determined by a court of competent jurisdiction, or (B) the failure of the Lender or SLT to honor a payment request under any guaranty as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

                  (g) Acts or Omissions. The Borrower assumes (and not the Lender or SLT) all risks of the acts and omissions of, or misuse of guaranties by, the respective beneficiaries of the guaranties. In furtherance and not in limitation of the foregoing, the Lender and SLT shall not be responsible for:
(A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the issuance of or payment under the guaranties, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a guaranty or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a guaranty to duly comply with conditions required in order to receive a payment under such guaranty; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a request for payment under any guaranty or of the proceeds thereof; (G) the misapplication by the beneficiary of a guaranty of the proceeds of any payment under such guaranty; and (H) any consequences arising from causes beyond the control of the Lender or SLT.

                  3.2 Obligations Several. The obligations of each of the Lender and SLT under this Article III are several and not joint, and neither party shall be responsible for the obligation to issue guaranties of the other party.

                  3.3 Assignment by Lender. The obligations of the Lender to issue guaranties pursuant to this Article III shall continue to be binding on Starwood Hotels & Resorts, as the initial Lender hereunder, after any assignment of the Loan to SLT.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  The obligation of the Lender to make the Loan on the Closing Date shall be subject to the satisfaction of all of the following conditions precedent any of which may be waived by Lender at any time either orally or in writing:

                  (a) Documents. The Lender shall have received this Agreement, the Note, the Mortgages and the Guaranties duly executed by the Borrower or the Owners, as applicable, and in form and substance satisfactory to the Lender, together with such other documents, certificates and opinions as shall be reasonably requested by the Lender.

                  (b) Merger. The conditions set forth in Article VI of the Merger Agreement shall have been satisfied or waived, and the Merger (as defined in the Merger Agreement) shall have taken place.

                  (c) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the making of the Loan on the Closing Date.

                  (d) Representations and Warranties. The representations and warranties described in Article V shall be true and correct on and as of the Closing Date.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES


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
                  In order to induce the Lender to enter into this Agreement and to make the Loan provided for herein, the Borrower hereby represents and warrants as follows:

                  (a) Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland. Borrower is qualified and authorized to do business in the State of Maryland.

                  (b) Borrower has full power and authority to perform the obligations and carry out the duties imposed upon Borrower by this Agreement and the Note, and Borrower has taken all action necessary to carry out Borrower's obligations and duties in connection with the Loan.

                  (c) No aspect of the Loan transaction violates or will violate any usury laws or laws of the State of Maryland, regarding the validity of agreements to pay interest in effect on the date hereof.

                  (d) Borrower is not a "foreign person" within the meaning of
Section 1445 or 7701 of the Internal Revenue Code.

                  (e) Borrower has delivered to Lender a true, correct and complete copy of Borrower's organizational documents and the same are in full force and effect. To the best of Borrower's knowledge, there are no defaults by any party under Borrower's organizational documents, nor do circumstances exist which, with the passage of time, the giving of notice, or both, would constitute a default thereunder.


                                   ARTICLE VI

                                    COVENANTS

                  The Borrower hereby covenants and agrees that for so long as this Agreement is in effect and the Note is outstanding and until the Loan, together with interest and all other Obligations incurred hereunder, are paid in full, unless otherwise permitted by Lender:

                  6.1 Use of Proceeds. The proceeds of the Loan shall be used to purchase shares of ITT Corporation, a Nevada corporation, from the Lender pursuant to the Stock Purchase Agreement and shares of beneficial interest of the Lender.

                  6.2 Compliance with Merger Agreement. The Borrower shall comply in all respects with the Merger Agreement and shall not take any action to terminate the Merger Agreement (other than in accordance with Article VII thereof) without the prior written consent of the Lender.


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                  6.3 Negative Covenants. Borrower shall not, on or after the date hereof, without the prior written consent of Lender:

                  (a) Materially alter the character of its business from that conducted on the date hereof;

                  (b) Wind up, liquidate or dissolve its affairs;

                  (c) Take any action or omit to take any action that would cause it not to be in good standing in the State of Maryland;

                  (d) Amend, modify or change in any manner materially adverse to the interests of the Lender the certificate of incorporation (including, without limitation, by the filing of any certificate of designation) or by-laws of the Borrower;

                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  Upon the occurrence and continuation of any of the following specified events (each, an "Event of Default"):

                  7.1 Payments. The Borrower shall (i) default in the payment when due of any Principal Balance or (ii) default, and such default shall continue for ten (10) or more Business Days after written notice from Lender, in the payment when due of any interest on the Loan or any fees or any other Obligations owing hereunder or under the Note; or

                  7.2 Covenants. The Borrower shall default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 7.1) contained in this Agreement or one of the Owners shall default in the due performance or observance by it of any term, covenant or agreement contained in the Mortgages and such default shall continue beyond the period of time specified by Lender in its written notice of default, which period shall be no less than twenty (20) Business Days; or

                  7.3 Default Under Other Agreements The Borrower shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, applicable thereto or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or


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
contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness shall be declared to be due and payable (other than to the extent the Borrower promptly denies in writing to the applicable creditor the validity of such declaration and is contesting same in good faith), or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, and such default shall continue beyond the period of time specified by Lender in its written notice of default, which period shall be no less than twenty (20) Business Days. Borrower shall have the right to cure any default under this Section 7.3 by repaying or refinancing the Indebtedness with respect to which a default has occurred.

                  7.4 Bankruptcy, etc. The Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or here after in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower and the petition is not controverted within 20 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower any such proceeding which is not controverted within 20 days or remains undismissed for a period of 60 days; or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower for the purpose of effecting any of the foregoing;

                  then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may, at its sole discretion, but subject to (and only to the extent permitted by) the Subordination Agreement, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement: (i) declare the Lender's obligation to advance the Loan or any portion thereof terminated; and (ii) declare the principal of and any accrued interest in respect of the Loan and all Obligations to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


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
                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1. Payment of Expenses, etc. The Borrower agrees to: (i) pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the administration and enforcement of this Agreement and the Note and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Lender), provided that each of the parties hereto shall pay its own costs and expenses relating to the negotiation, preparation and delivery of this Agreement and the Note; and (ii) indemnify the Lender, its Affiliates and their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, an investigation, litigation or other proceeding (whether or not the Lender is a party thereto) related to the entering into and/or performance of this Agreement or the Note or the use of the proceeds of the Loan hereunder.

                  8.2. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, faxed, cabled or delivered at the address specified opposite its signature below or at such other address as shall be designated by any party in a written notice to the other party hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

                  8.3. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Borrower may not assign or transfer any of its rights or obligations hereunder other than in accordance with the Transaction Agreement.

                  8.4. No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

                  8.5. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) This Agreement and the Note and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York, in accordance with the provisions of New York State General Obligations Law Section 5-1401. The parties hereto irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and the Note, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or the Note may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.2 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

                  (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.5.

                  8.6. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  8.7. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  8.8. Amendment or Waiver. Neither this Agreement nor the Note nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Lender.

                  8.9. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Loan.

                  8.10 Recourse to Trust. The Borrower acknowledges and agrees that the name "Starwood Hotels & Resorts" is a designation of the Lender and its trustees (as trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988, and as the same has been or may be amended from time to time thereafter, and that the Borrower shall look solely to the Lender's assets for the enforcement of any claims against the Lender, as the trustees, officers, agents and security holders of the Lender assume no personal liability for obligations entered into on behalf of the Lender, and their respective individual assets shall not be subject to the claims of any person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Lender under this Agreement and the Note.

                  8.11 Subordination. The Lender and the Borrower acknowledge and agree that all rights of the Lender to receive any payments from the Borrower hereunder or under any guarantees, mortgages, other types of security documents or otherwise are and shall continue to be subject and subordinate in payment to the prior payment in full, in cash, of all Senior Indebtedness (as defined in the Subordination Agreement), to the extent, and in the manner set forth in the Subordination Agreement. All of the terms, covenants and conditions hereof are hereby and shall continue to be subordinate to all of the terms, covenants and conditions of the Senior Indebtedness. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditors (as defined in the Subordination Agreement) or the actual date and time of execution, delivery, recordation, filing or perfection of any of the Senior Indebtedness, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                         BORROWER:

Address:                                 STARWOOD HOTELS & RESORTS
                                         WORLDWIDE, INC., a Maryland corporation
Starwood Hotels & Resorts
  Worldwide, Inc.
2231 Camelback Road, Suite 400
Phoenix, Arizona 85016                   By: /s/ Richard A. Smith
Attention:  Alan M. Schnaid                  -----------------------------------
Fax: (602) 852-0984                          Name:  Richard A. Smith
                                             Title:  Authorized Signatory

Copies to:
Sherwin Samuels, Esq.
Sidley & Austin
555 West Fifth Street
Los Angeles, California 90013
Fax: (213) 896-6600


                                         LENDER:

Address:                                 STARWOOD HOTELS & RESORTS, a Maryland
                                         real estate investment trust
Starwood Hotels & Resorts
2231 East Camelback Road, Ste. 410
Phoenix, Arizona 85016
Attention: Ronald C. Brown               By: /s/ Ronald C. Brown
Fax: (602) 852-0984                          -----------------------------------
                                             Name: Ronald C. Brown
Copies to:                                   Title:  Senior Vice President
Sherwin Samuels
Sidley & Austin
555 West Fifth Street
Los Angeles, California 90013
Fax: (203) 861-2101

                                    EXHIBIT A

                                OWNED PROPERTIES



1.       The Phoenician
         6000 E. Camelback Road
         Scottsdale, Arizona 85251

2.       Sheraton San Diego Hotel & Marina
         1380 Harbor Island Drive
         San Diego, California 92101

3.       The Carlton
         923 16th & K Streets, NW
         Washington, D.C. 20006

4.       Sheraton Bal-Harbour
         9701 Collins Avenue
         Bal Harbour, Florida 33154

5.       Sheraton Boston Hotel & Towers
         39 Dalton Street
         Boston, Massachusetts 02199

6.       Sheraton Manhattan
         790 Seventh Avenue
         New York, New York 10019

7.       Sheraton New York Hotel & Towers
         811 Seventh Avenue
         New York, New York 10019

8.       Sheraton Russell
         45 Park Avenue
         New York, New York 10016

9.       The St. Regis
         Two East 55th Street
         New York, New York 10022

10.      Caesars Cove Haven
         Route 590
         Lakeville, Pennsylvania 18438

11.      Caesars Paradise Stream

         Route 940
         Mt. Pocono, Pennsylvania 18344

12.      Caesars Pocono Palace
         Route 209
         Marshalls Creek, Pennsylvania 18335

13.      Caesars Brookdale
         Route 611
         Scotrun, Pennsylvania 18355

14.      Caesars Atlantic City
         2100 Pacific Avenue
         Atlantic City, New Jersey 08401

15.      The Desert Inn
         3145 Las Vegas Blvd. South
         Las Vegas, Nevada 89109

16.      Caesars Palace
         3570 Las Vegas Blvd., South
         Las Vegas, Nevada 89109

17.      Caesars Tahoe
         55 Highway 50
         Stateline, Nevada 89449

                                    EXHIBIT B

                                  FORM OF NOTE

                                  SEE ATTACHED

                                 PROMISSORY NOTE


U.S.  $3,282,000,000                                    Dated: February 23, 1998



                  FOR VALUE RECEIVED, the undersigned, STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust (the "Lender"), the principal sum of THREE BILLION TWO HUNDRED EIGHTY-TWO MILLION UNITED STATES DOLLARS ($3,282,000,000), or so much thereof as may have been advanced to or for the benefit of the Borrower and remains unpaid from time to time (the "Principal Balance") payable at such times, and in such amounts, as are specified in the Loan Agreement (defined below). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

                  The Borrower promises to pay, together with all fees and other amounts due under the Loan Agreement, interest on the Principal Balance of this Promissory Note ("Note") from the date made until such Principal Balance is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to the Lender at 2231 East Camelback Road, Suite 410, Phoenix, Arizona 85016, in immediately available funds, or to such other address or bank account as the Lender shall direct.

                  This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement, dated as of the date hereof (said Agreement, as it may be amended or otherwise modified from time to time, being the "Loan Agreement"), among the Borrower and the Lender. The Loan Agreement, among other things, (i) provides for the advance of the Loan in an aggregate amount not to exceed at any time outstanding the United States dollar amount first above mentioned, the indebtedness of the Borrower to the Lender resulting from such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the Principal Balance of this Note upon the happening of certain stated events and also for prepayments on account of the Principal Balance hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

                  The Lender and the Borrower acknowledge and agree that all rights of the Lender to receive any payments from the Borrower hereunder or under any guarantees, mortgages, other types of security documents or otherwise are and shall continue to be subject and subordinate in payment to the prior payment in full, in cash, of all Senior Indebtedness (as defined in the Subordination Agreement (as defined in the Loan Agreement)), to the extent, and in the manner set forth in the Subordination Agreement. All of the terms, covenants and conditions hereof are hereby and shall continue to be subordinate to all of the terms, covenants and conditions of the Senior Indebtedness. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditors (as defined in the Subordination Agreement) or the actual date and time of execution, delivery, recordation, filing or perfection of any of the Senior Indebtedness, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law.


                   [Remainder of page intentionally left blank]

                  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.



                                  STARWOOD HOTELS & RESORTS
                                  WORLDWIDE, INC., a Maryland corporation



                                  By:    /s/ Richard A. Smith
                                     ------------------------------
                                     Name:  Richard A. Smith
                                     Title:  Authorized Signatory